Prospectus supplement dated November 3, 2017
to the following prospectus(es):
Soloist prospectus dated May 1, 2017
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At a meeting held on June 14, 2017, the Board of Trustees (the "Board") of Nationwide Mutual Funds (the "Trust") approved the reorganization and merger of the Nationwide Government Bond Fund into the Nationwide Inflation Protected Securities Fund (the "Transaction").
In the merger, all of the assets of the Nationwide Government Bond Fund will be transferred to the Nationwide Inflation Protected Securities Fund and exchanged for shares of the Nationwide Inflation-Protected Securities Fund. Nationwide Inflation Protected Securities Fund will also assume all of the liabilities of the Nationwide Government Bond Fund. The merger is expected to occur on or about December 4, 2017.
As a result, the following will occur to the contract:
•	Effective on or about December 1, 2017, the Nationwide Government Bond Fund will no longer be available to receive transfers or new purchase payments.
•	Effective on or about December 4, 2017, any allocations to the Nationwide Government Bond Fund are transferred to the Nationwide Inflation-Protected Securities Fund and all references in the prospectus to the Nationwide Government Bond Fund are deleted and replaced with the Nationwide Inflation Protected Securities Fund.
The contract owner may request to transfer out of the Nationwide Government Bond Fund to another available investment option under the contract prior to the merger by contacting the Service Center. This transfer will be free of any charges and will not count toward any specified transfer limits within the contract.
Accordingly, the following changes apply to your prospectus:
(1)	Appendix A: Underlying Mutual Funds is amended to include the following:
Nationwide Inflation-Protected Securities Fund: Institutional Service Class
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.
PROS-0370